SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION

OF

WELLS FARGO EQUITY GATEWAY FUNDS

Wells Fargo Index Fund

(the “Fund”)

Sub-Advisor Change of Control changes effective July 1, 2017.

At a Special Meeting of Shareholders held on June 14, 2017, shareholders of the Fund approved a new sub-advisory agreement with Golden Capital Management, LLC (“Golden Capital”) for the Wells Fargo Index Portfolio, the master portfolio in which the Fund invests substantially all of its investable assets.

The new sub-advisory agreement will be effective upon the change of control of Golden Capital, which is expected to occur after the close of business on June 30, 2017.  After the change of control, Golden Capital will be an indirect wholly owned subsidiary of Wells Fargo & Company.

Accordingly, as of July 1, 2017, the description of Golden Capital in the section entitled “The Sub-Advisors and Portfolio Managers” is replaced with the following:

“Golden Capital Management, LLC ("Golden Capital"), is a registered investment adviser located at 5 Resource Square, Suite 400, 10715 David Taylor Drive, Charlotte, NC 28262. Golden Capital (originally Golden Capital Management, a division of Smith Asset Management Group) was founded in 1999 by Greg W. Golden, currently President, CEO and member of the investment team, and Jeffrey Moser, currently Chief Operating Officer and member of the investment team. Golden Capital provides domestic and international equity portfolios to individual investors and institutions of all sizes.”

Portfolio Manager changes

Effective immediately, Robert M. Wicentowski, of Golden Capital is added as a Portfolio Manager for the Wells Fargo Index Portfolio. A biographical description for Mr. Wicentowski is included among the Portfolio Manager biographies listed for the Fund as follows:

“Mr. Wicentowski joined Golden Capital in 2016, where he currently serves as a Portfolio Manager and Analyst. Prior to joining Golden Capital, he served as a Manager of Portfolio Research at WBI Investments, LLC. Prior to WBI Investments, Mr. Wicentowski served as a Senior Global Strategist for the Options Strategy Group for Wells Fargo Bank, N.A.”

The Management of Other Accounts and Beneficial Ownership in the Funds tables in the section entitled “Portfolio Managers” in the Fund’s Statement of Additional Information is amended to add the following information:

Robert M. Wicentowski	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Portfolio Manager	Fund	Beneficial Ownership
Robert M. Wicentowski	Index Fund	$0

All references to Justin Carr, CFA in the Fund’s Prospectuses and Statement of Additional Information are hereby removed.

June 14, 2017                                                                                                                                          EGAM077/P903SP2